Other exhibits (1)
HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, James F. Perna, the undersigned Director and Chairman of the Board of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director and Chairman of the Board of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ James F. Perna James F. Perna
Director and Chairman of the Board

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Peter R. Morris, the undersigned Director and President of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director and President of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Peter R. Morris Peter R. Morris
Director and President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Anthony M. Marinello, the undersigned Director and Vice President of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director and Vice President of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Anthony M. Marinello Anthony M. Marinello
Director and Vice President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Francis P. Lucier, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Francis P. Lucier Francis P. Lucier
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Anthony C. Williams, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Anthony C. Williams Anthony C. Williams
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Douglas W. Johnson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Douglas W. Johnson Douglas W. Johnson
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Sheldon C. Petersen, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Sheldon C. Petersen Sheldon C. Petersen
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Kenneth Meyer, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Kenneth Meyer Kenneth Meyer
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Mark Rose, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and substitution to each, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933 (33-35788) and the Investment Company Act of 1940 (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933 and Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.
Dated: March 19, 2009

/s/ Mark Rose Mark Rose
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Amy DiMauro, the undersigned Treasurer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agents and attorneys-in-fact with full power and authority to sign for me, in my name and in my capacity as Treasurer of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agents and attorneys-in-fact as herein authorized.
Dated: March 19, 2009

/s/ Amy DiMauro Amy DiMauro
Treasurer

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Kelly Bowers Whetstone, the undersigned Secretary of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Secretary of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: March 19, 2009

/s/ Kelly Bowers Whetstone Kelly Bowers Whetstone
Secretary

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Danielle Sieverling, the undersigned Chief Compliance Officer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Kelly Bowers Whetstone of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Secretary of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: March 19, 2009

/s/ Danielle Sieverling Danielle Sieverling
Chief Compliance Officer